Exhibit 99.1
          WAIVER EXTENSION, dated as of July 29,  2009 (this “Waiver Extension”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and the Lenders party to the Credit Agreement (as defined in the Waiver (as defined below)) that become parties hereto. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Waiver.
          WHEREAS; the Parent, the Borrower and certain Lenders party to the Credit Agreement have entered into a Waiver and Amendment dated as of June 29, 2009 (the “Waiver”) to the Credit Agreement, pursuant to which the Required Lenders agreed to waive certain provisions of the Credit Agreement;
          WHEREAS; the Parent and the Borrower have requested that the Required Lenders agree to extend the Waiver Period as provided herein; and
          WHEREAS; the undersigned Lenders are willing to extend such Waiver Period on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Limited Waiver Extension.
          (a) Effective as of the Effective Date and subject to the terms and conditions of this Waiver Extension, the Waiver is hereby amended by restating clause (i) of Section 1(a) of the Waiver in its entirety as follows:
          “(i) any Default (A) resulting from the Borrower’s non-compliance during the Waiver Period with the requirements of Sections 6.09 and 6.10 of the Credit Agreement and (B) arising under clause (f) of Article VII of the Credit Agreement attributable solely to the failure to pay interest due on any Material Indebtedness during the Waiver Period (together, the “Waived Defaults”) and”.
          (b) Effective as of the Effective Date and subject to the terms and conditions of this Waiver Extension, the undersigned Lenders hereby extend the Waiver Period until the earliest to occur of (i) 5:00 p.m., New York City time, on August 20, 2009, (ii) the failure of the Parent and the Borrower to maintain a Liquidity Amount in excess of $100,000,000 for a period of four consecutive Business Days and delivery to the Borrower by the Administrative Agent of a notice stating that the Waiver Period is being terminated, (iii) any Event of Default (other than a Waived Default) and delivery to the Borrower by the Administrative Agent of a notice (which the Administrative Agent shall deliver at the request of the Required Lenders), while such Event of Default is continuing, stating that the Waiver Period is being terminated and (iv) the date on which any Loan Party makes any payment of interest, principal or fees with respect to the

Existing Convertible Notes (as defined in the Credit Agreement) or the Existing Senior Notes (as defined in the Credit Agreement) and delivery to the Borrower by the Administrative Agent of a notice (which the Administrative Agent shall deliver at the request of the Required Lenders) stating that the Waiver Period is being terminated (the date on which the Waiver Period is terminated pursuant to any of the foregoing clauses, the “Extended Waiver Termination Date”). All references in (x) the Waiver to the Waiver Period shall mean the Waiver Period as extended hereby and (y) Section 1(c) of the Waiver to the Waiver Termination Date shall be deemed to refer to the Extended Waiver Termination Date.
          SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Waiver Extension, each of the Parent and the Borrower hereby represents and warrants to each Lender and the Administrative Agent that, after giving effect to this Waiver Extension:
          (a) the representations and warranties of each Loan Party set forth in the Loan Documents (except for the representation and warranty set forth in Section 3.04(b) of the Credit Agreement) are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects with respect to such earlier date); and
          (b) as of the Effective Date, no Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.
          SECTION 3. Conditions to Effectiveness. This Waiver Extension shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Effective Date”):
          (a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders; and
          (b) the Administrative Agent shall have received, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
          SECTION 4. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Waiver Extension shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 5. Applicable Law. THIS WAIVER EXTENSION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. Counterparts. This Waiver Extension may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument. Delivery of an executed signature page to this Waiver Extension by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Waiver Extension.
          SECTION 7. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver Extension and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver Extension.
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          IN WITNESS WHEREOF, the parties hereto have caused this Waiver Extension to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.,

by	/s/ Shannon J. Curry
Name: Shannon J. Curry
Title: Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

by	/s/ Shannon J. Curry

Name: Shannon J. Curry
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

by	/s/ Douglas A. Jenks
Name: Douglas A. Jenks
Title: Managing Director

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BANK OF AMERICA, N.A.

By	/s/ Charles S. Francavilla

Name: Charles S. Francavilla
Title: Senior Vice President

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Bank of China, Los Angeles Branch

By	/s/ Feng Chang

Name: Feng Chang
Title: V.P. and Branch Manager

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Bank of China, New York Branch

By	/s/ William Warren Smith

Name: William Warren Smith
Title: Chief Lending Officer

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	THE BANK OF NEW YORK MELLON

By	/s/ Julie B. Follosco

Name: Julie B. Follosco
Title: Managing Director

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	BNP Paribas

By	/s/ Mike Shryock
	Name:	Mike Shryock
	Title:	Managing Director

By	/s/ Fikret Durmus
	Name:	Fikret Durmus
	Title:	Vice President

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	COMERICA BANK

By	/s/ Thomas VanderMeulen
	Name:	Thomas VanderMeulen
	Title:	Assistant Vice President

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Patrick M. Hanley
	Name:	Patrick M. Hanley
	Title:	Vice President

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KeyBank National Association

By	/s/ Richard B. Saulsbery, VP
	Name:	Richard B. Saulsbery
	Title:	Vice President

SIGNATURE PAGE TO WAIVER EXTENSION DATED AS OF JULY 29, 2009, IN RESPECT OF THE WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	Wachovia Bank, N.A.

By	/s/ D. Paul Hulbert III
	Name:	D. Paul Hulbert III
	Title:	Vice President